EXHIBIT 99.1


                            [LOGO OF MONROE BANCORP]

                                    WELCOME

                               KBW Community Bank
                              Investor Conference
                                 July 30, 2008


                                Mark D. Bradford
                                 President/CEO

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

Forward-looking Statements
--------------------------

This presentation contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

                            Banking Center and Loan
                          Production Office Locations



          [MAP OF BANKING CENTER AND LOAN PRODUCTION OFFICE LOCATIONS]

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                             Background Information


o       Headquarters - Bloomington,
        Indiana/Monroe County
o       Approximately 70% of Bank's
        business is in Monroe County
o       2007 Population - 128,643
o       Population Growth 1990 to 2000
        - 10.6%
o       Home of Indiana University
        Bloomington
        - Employees - 7,000
        - 2007/2008 Enrollment -
        38,900

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                             Monroe Bancorp Profile
                           (Dollars in Thousands)


---------------------------------------------------------------------------
                        12/31/06      12/31/07       6/30/08    Annualized
                                                                  % 2008
---------------------------------------------------------------------------
Bancorp Assets          $748,193      $778,080      $778,204        0.0%
---------------------------------------------------------------------------
Trust Assets             271,766       353,668       338,948       -8.3%
---------------------------------------------------------------------------
Investment               157,433       163,847       163,786        0.0%
Services Assets
---------------------------------------------------------------------------
      Total           $1,177,392    $1,295,595    $1,280,938       -2.3%
---------------------------------------------------------------------------

 o 17 Locations
      o  12 Banking Centers
      o   2 Loan Production Offices
      o   3 Retirement Community Locations

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                            Total Return Performance


                 [TOTAL RETURN PERFORMANCE CHART APPEARS HERE]


---------------------------------------------------------------------------------------------------------
                        12/31/2002  12/31/2003  12/31/2004  12/31/2005  12/31/2006  12/31/2007  6/30/2008
                        ---------------------------------------------------------------------------------
Monroe Bancorp              100       108.61	  142.83      142.89      154.24      151.61      123.16
---------------------------------------------------------------------------------------------------------
Russell 2000                100       147.25      174.24      182.18      215.64      212.26      192.37
---------------------------------------------------------------------------------------------------------
SNL $500M-$1B Bank Index    100       144.19      163.41      170.41      193.81      155.31      127.49
---------------------------------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


         Monroe Bancorp Stock (7/24/08)

        o Closing Price: $12.05

        o Basic Earnings Per Share Last Twelve
          Months (LTM): $1.135

        o Price Earnings Ratio (LTM): 10.62x

        o 2008 Dividend Yield: 4.32%

        o Book Value Per Share: $9.01

        o Price/Book Value: 1.34x

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                           Earnings Per Share (Basic)


                                   $1.24
                            $1.15
$1.10
                     $1.09
              $1.01
$0.90  $0.75


$0.70
                                          $0.66
                                                    $0.56
$0.50


$0.30


$0.10
       2003   2004   2005   2006   2007 6/30/2007 6/30/2008


      ---------------------------------------------------------
       2003   2004   2005   2006   2007   6/30/2007   6/30/2008
      ---------------------------------------------------------
      $0.75  $1.01  $1.09  $1.15  $1.24     $0.66       $0.56
      ---------------------------------------------------------


                    6/30/08 versus 6/30/07 - 15.8% decrease

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                        Return on Average Equity (ROAE)
20%

                                                     16.09%

15%
                   14.44%  14.93%  14.59%  14.79%
                                                               12.46%
          11.18%
10%



  5%
           2003     2004    2005    2006    2007   6/30/2007  6/30/2008



          -------------------------------------------------------------
           2003     2004    2005    2006    2007   6/30/2007  6/30/2008
          -------------------------------------------------------------
          11.18%   14.44%  14.93%  14.59%  14.79%    16.09%    12.46%
          -------------------------------------------------------------


               2007 ROAE is the highest among the publicly traded financial institutions in Indiana (51 companies)

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                              Dividends Per Share

$0.6000
                                                 $0.4900
                      $0.4727  $0.4745  $0.4800
             $0.4455
$0.5000



$0.4000



$0.3000
                                                                      $0.2600
                                                           $0.2400

$0.2000


$0.1000
               2003     2004     2005     2006     2007   6/30/2007  6/30/2008


             -----------------------------------------------------------------
               2003     2004     2005     2006     2007   6/30/2007  6/30/2008
             -----------------------------------------------------------------
             $0.4455  $0.4727  $0.4745   $0.48    $0.49     $0.24      $0.26
             -----------------------------------------------------------------


                   20 Consecutive Years of Dividend Increases

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                  Total Loans
                             (Dollars in Millions)


$650
                                                  $602.4
$600
                                $559.5
                                        $584.8
$550
                        $525.5
$500
                $477.1
$450
        $424.5
$400

$350

$300

$250
         2003    2004    2005    2006    2007    6/30/2008


        --------------------------------------------------
         2003    2004    2005    2006    2007    6/30/2008
        --------------------------------------------------
        $424.5  $477.1  $525.5  $559.5  $584.8    $602.4
        --------------------------------------------------


                       Compound Annual Growth Rate - 8.1%

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                 Credit Quality

3.00
                                                                                           2.65

2.50


2.00


1.50       1.50
                                                                           1.26       1.29
      1.19                                            1.10            1.14

                      1.09            1.07
1.00
                0.82
                           0.78

0.50
                                           0.39            0.42
                                0.24                                            0.26            0.29
                                                0.14            0.11
0.00
           2003            2004            2005            2006            2007          6/30/2008


        Allowance for loan losses as a % of ending loans
        Non-performing loans as a % of ending loans/includes 90 days past due Net charge-offs to average loans


------------------------------------------------------------------------------------------
                                         2003    2004    2005    2006    2007    6/30/2008
------------------------------------------------------------------------------------------
Allowance for loan losses as a % of
 ending loans                            1.19    1.09    1.07    1.10    1.14       1.29
------------------------------------------------------------------------------------------
Non-performing loans as a % of
 ending loans/includes 90 days past due  1.50    0.78    0.39    0.42    1.26       2.65
------------------------------------------------------------------------------------------
Net charge-offs to average loans         0.82    0.24    0.14    0.11    0.26       0.29
------------------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                Watch List Data
                             (Dollars in millions)


$30
                                                        27.9
                               25.5
                                         22.3
$25
                                                                  24.9


$20

                                                             16.1

$15
     13.9

              10.4                  10.9
$10

          5.5

 $5
                   3.0
                                              2.9                      2.8
                       0.32                       0.30                     0.20
 $0
          6/30/2007                  3/31/2008                6/30/2008


           Total Watch List $                 Total $ > 30 Days
           Total $ Secured by R/E             Total $ Secured by Non-R/E
           Total $ Unsecured


-------------------------------------------------------------------------
                                6/30/2007       3/31/2008       6/30/2008
-------------------------------------------------------------------------
Total Watch List $                13.9            25.5            27.9
-------------------------------------------------------------------------
Total $ > 30 Days                  5.5            10.9            16.1
-------------------------------------------------------------------------
Total $ Secured by R/E            10.4            22.3            24.9
-------------------------------------------------------------------------
Total $ Secured by Non-R/E         3.0             2.9             2.8
-------------------------------------------------------------------------
Total $ Unsecured                  0.32           0.30            0.20
-------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                 Total Deposits
                             (Dollars in Millions)


$700


$650
                                                               $623.9
                                                   $619.7
$600
                                        $589.3
                             $576.2
$550


$500
                  $483.5
       $436.7
$450


$400


$350


$300
        2003       2004       2005       2006       2007     6/30/2008


                       Compound Annual Growth Rate - 8.3%


       ---------------------------------------------------------------
	2003       2004       2005       2006       2007     6/30/2008
       ---------------------------------------------------------------
       $436.7     $483.5     $576.2     $589.3     $619.7     $623.9
       ---------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                   Tax-Equivalent Net Interest Income/Margin
                             (Dollars in Millions)


$25.00                                                                    3.80%
                                 $23.30  $23.74
                         $21.10
                 $20.19                                                   3.70%
$20.00
         $19.60
                                                                          3.60%

$15.00
                                                                          3.50%
                                                               $12.02
                                                    $11.92                3.40%
$10.00

                                                                          3.30%

 $5.00

                                                                          3.20%

 $0.00                                                                    3.10%
          2003    2004    2005    2006    2007     6/30/2007  6/30/2008


    Tax-Equivalent Net Interest Income       Tax-Equivalent Net Interest Margin


--------------------------------------------------------------------------------------
                        2003     2004     2005     2006     2007  6/30/2007  6/30/2008
--------------------------------------------------------------------------------------
Tax-Equivalent
 Net Interest Income   $19.60 	$20.19   $21.10   $23.30   $23.74   $11.92     $12.02
--------------------------------------------------------------------------------------
Tax-Equivalent
 Net Interest Margin    3.72%    3.58%    3.41%    3.42%    3.37%    3.44%      3.33%
--------------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                   Reconciliation of GAAP Net Interest Margin
                      to Non-GAAP Net Interest Margin on a
                              Tax-Equivalent Basis
                             (Dollars in Millions)


                                        2003      2004      2005      2006      2007    6/30/2007  6/30/2008
Net interest income                   $ 19,140  $ 19,864  $ 20,824  $ 22,665  $ 23,039   $ 11,854   $ 11,632
Tax equivalent adjustment                  461       324       277       632       696        340        383
Net interest income - tax equivalent  $ 19,601  $ 20,188  $ 21,101  $ 23,297  $ 23,735   $ 11,924   $ 12,015
Average earning assets                $527,561  $564,646  $618,092  $681,999  $703,675   $698,050   $724,617
Net interest margin                      3.63%     3.52%     3.37%     3.32%     3.27%      3.35%      3.23%
Net interest margin - tax equivalent     3.72%     3.58%     3.41%     3.42%     3.37%      3.44%      3.33%

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                    Fee Income       (Dollars in Thousands)


                                              $10,086                     50%
10,000
                                     $9,285
                            $9,140
                   $8,102                                                 40%
8,000
          $7,755

                                                                          30%
6,000
                                                                  $5,624
                                                        $4,966

4,000                                                                     20%



2,000                                                                     10%


    0                                                                     0%
           2003     2004     2005     2006      2007  6/30/2007 6/30/2008


                   Deposit Charges           Trust Fees
                   Brokerage Commissions     Mortgage Fees
                   Debit Card Interchange    Other
                   % of Revenue


---------------------------------------------------------------------------------------
                         2003     2004     2005     2006     2007  6/30/2007  6/30/2008
---------------------------------------------------------------------------------------
Deposit Charges         2,801    2,970    3,538    3,614    3,680    1,798      1,854
---------------------------------------------------------------------------------------
Trust Fees              1,114    1,376    1,545    1,701    2,243    1,022      1,242
---------------------------------------------------------------------------------------
Brokerage Commissions     875      932      900      785      910      471        466
---------------------------------------------------------------------------------------
Mortgage Fees           1,654    1,050    1,235    1,050      884      471        385
---------------------------------------------------------------------------------------
Debit Card Interchange    361      502      645      776      950      452        542
---------------------------------------------------------------------------------------
Other                     950    1,272    1,277    1,359    1,419      752      1,135
---------------------------------------------------------------------------------------
% of Revenue              29%      29%      31%      29%      33%      30%        36%
---------------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Keys to the Company's Success


o Expansion into Indianapolis Market
           o Plainfield Banking Center
           o Avon Banking Center
           o Noblesville Banking Center


o Commitment to Customer Service
           o Effective use of technology
           o Mystery shopping

                            [LOGO OF MONROE BANCORP]


                                   Geographic
                                   Expansion

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                 Hendricks County Full Service Retail Strategy


 o   2007 Population 134,558
 o   Percent Change 1990 to 2000 - 37.5% - 2nd in State
 o   Median Household Income in 2005 $59,720 - 4th in
     State
 o   Monroe Bank Deposit Market Share as of June 30,
     2007: 5.2% (8th)
 o   Convert Limited Service Locations to Full Service
     Banking Centers

                           Date Opened   Converted to Full Service
                           -----------   -------------------------
          1. Brownsburg        5/02                1/06
          2. Avon              9/01                1/08
          3. Plainfield       10/01               12/07

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                           Brownsburg Banking Center


                           --------------------------------------
                            12/31/05         6/30/08        %
                                                          Change
-----------------------------------------------------------------
Number of                      114             753        560.5%
Checking Accounts
-----------------------------------------------------------------
Monthly Average            $25,995,000     $45,692,000     75.8%
Deposit Balance
-----------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                           Plainfield Banking Center


o Opened 12/07
o Checking accounts: 12/07 - 201; 6/30/08 - 333 (65.7%
  increase)
o 6/30/08 monthly average deposit balance - $19,289,000

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                              Avon Banking Center


o Opened 1/08
o Checking accounts: 1/08 - 194; 6/30/08 - 237 (22.2%
   increase)
o 6/30/08 monthly average deposit balance - $17,185,000

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                       Future Expansion - Hamilton County


o Noblesville Banking Center to open 8/08

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Indianapolis Metropolitan Area
                     Loan Growth    (Dollars in Thousands)


$180,000
                                                           $166,145
                                                 $165,720
$160,000

                                       $146,122
$140,000


$120,000


$100,000
                             $109,081

$80,000
                    $77,837
           $57,714
$60,000


$40,000


$20,000

     $0
             2003     2004     2005      2006      2007    6/30/2008


          ----------------------------------------------------------
             2003     2004     2005      2006      2007    6/30/2008
          ----------------------------------------------------------
           $57,714  $77,837  $109,081  $146,122  $165,720   $166,145
          ----------------------------------------------------------

                            [LOGO OF MONROE BANCORP]


                                Effective Use of
                                   Technology

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                Digital Deposit

o Exciting product
o Business customers take digital image of checks received
o Transmit online to bank
o Integrates easily into Accounts Receivable systems

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                   Advantages

o Faster funds availability              [24/7 ADVERTISEMENT APPEARS HERE]
o Eliminates trips to the
  Bank
o Reduced transportation
  and liability costs
o Fingertip access to more
  information

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                               Successful Launch


o Launched product in December 2006
o Hosted demonstrations
o Small group one-on-one meetings
o Installed machines for 63 customers
o Processed 5,213 items in May 2008
o Bank able to fulfill all of a customer's banking needs with no area branch locations
o Focus
   - Non-Customers
   - Indianapolis Market

                            [LOGO OF MONROE BANCORP]


                               Customer Service/
                                   Community
                                  Involvement

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                          World-Class Customer Service


                   -------------------------------------------
                      Year         # Shops     Average Score
                      ----         -------     -------------
                   -------------------------------------------
                      2003           1,331         92.6%
                   -------------------------------------------
                      2004           1,202         94.2%
                   -------------------------------------------
                      2005           1,164         94.5%
                   -------------------------------------------
                      2006           1,486         95.4%
                   -------------------------------------------
                      2007           1,747         95.7%
                   -------------------------------------------
                    6/30/08          1,048         96.0%
                   -------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                           Give Back to the Community


o Over 8,800 volunteer                         [PHOTO APPEARS HERE]
  hours recorded during
  the Fiscal year ended
  June 30, 2007
o Signature Event - Day
  of Caring. For 13
  consecutive years all
  employees provided
  half day off to
  volunteer in force.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                     Expanding Market Share - Monroe County
                             (Dollars in Thousands)


                                    6/30/96          6/30/07
                                    -------          -------
Monroe Bank
 Total Deposits                    $225,593         $453,648
 Market Share                         21.8%            29.7%
 Rank                                Second            First


Bank One/Chase
 Total Deposits                    $310,014         $303,743
 Market Share                         30.0%            19.9%
 Rank                                 First           Second

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                                Efficiency Ratio


70%

                                                          61.26%
                                                60.17%
60%
                                       59.29%
                       57.95%  58.01%
               56.98%
       54.82%
50%



40%



30%



20%



10%


0%
        2002    2003    2004    2005    2006  6/30/2007  6/30/2008


      ------------------------------------------------------------
        2002    2003    2004    2005    2006  6/30/2007  6/30/2008
      ------------------------------------------------------------
       54.82%  56.98%  57.95%  58.01%  59.29%   60.17%    61.26%
      ------------------------------------------------------------

                            [LOGO OF MONROE BANCORP]

                                    Summary

I.   Financial Results

II.  Focus on Asset Quality

III. Geographic Expansion

IV.  Digital Deposit

V.   Customer Service/Community Involvement